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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Biopure Corporation Capital Accumulation Plan of our report dated December 10, 1999 with respect to the consolidated financial statements of Biopure Corporation included in its Annual Report (Form 10-K) for the year ended October 31, 1999, filed with the Securities and Exchange Commission.

Boston, MA                                           /s/  ERNST & YOUNG LLP
October 27, 2000


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